UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2021

FOMO CORP.

(Exact name of Registrant as specified in its Charter)

CALIFORNIA	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 E Erie St, Ste 525 Unit #2250, Chicago, IL 60611

(Address of principal executive offices)

(630) 286-9560

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	ETFM	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

FOMO CORP. is referred to herein as “we”, “us”, or “us”

ITEM 8.01 Other Events

FOMO CORP. (“FOMO”) issued the following press release on Friday, February 19, 2021 announcing a letter of intent (“LOI”) to partner with Online Energy Manager, LLC. The potential transaction would vault FOMO into the clean energy market by allowing the Company to offer energy management software/solutions to non-residential buildings - commercial and government - alongside disinfection products and services, smart lighting and HVAC installation as a “one-stop shop”.

FOMO CORP. SIGNS LOI WITH ONLINE ENERGY MANAGER, LLC FOR SMART BUILDING MANAGEMENT

Chicago, IL, February 19, 2021 - FOMO CORP. (US OTC: ETFM) is pleased to announce that it has signed a Letter of Intent (LOI) with Online Energy Manager, LLC (“OEM” - https://www.oem.us.com/), an international solutions provider of algorithmic software solutions for commercial building energy optimization. This LOI further establishes FOMO as a clean energy technology company within the growing “Clean-Tech” and smart building marketplace.

Established in 2008, OEM owns the patent Central Cooling and Circulation Energy Management Control System (Patent No. 8660702B2), granted by the U.S. Patent and Trademark Office (USPTO) in 2014. OEM’s trademarked Efficient Cooling and Refrigeration (ECORE-CI®) platform is based on this patented technology and serves as the foundation for OEM’s solutions that dynamically manage Heating, Ventilation, and Cooling (HVAC) systems, using non-disruptive and warranty-compliant implementation and connect to existing Building Management Systems to make facilities smarter and more energy efficient. Moreover, these solutions do not require replacing existing HVAC systems. A leading business consulting firm, that specializes in technology-based market research and analysis, assessed OEM’s patent and business model and estimated the risk-adjusted Net Present Value (rNPV) at between $17.2 and $62.4 million.

The ECORE Platform has been installed in nine Leadership in Energy and Environmental Design (LEED) Platinum hotels of the Starwood Group, as well as many other commercial properties including hotels and office buildings, all of which have resulted in HVAC system energy and cost savings of 20 to 35% with less than a three-year payback. ECORE also optimized a massive District Cooling Plant in the Middle East, which has installed cooling capacity of 25,000 tons (10 large chillers, each with 2,500 tons). That project yielded annual energy savings of over 15 million kilowatt hours and cost savings of $600,000. OEM offers clients an option to pay for ECORE from a share of the achieved savings, thereby minimizing or eliminating up-front costs. The low up-front costs and payments from savings provide an attractive option for customers, given the current economic challenges of COVID-19. As the world faces the continuing challenges related to climate change, reducing energy consumption is also a powerful means to reduce CO2 for long-term sustainability.

With the recent FOMO/OEM LOI, signed February 15, 2021, FOMO now has the following competitive advantages in the Clean-Tech marketplace:

●	Use of the OEM case studies and marketing materials to attract and engage customers.
●	License to use the OEM intellectual property to directly implement projects, where FOMO chooses to use engineers and programmers to directly service customers.
●	15% profit sharing on OEM’s top line revenue for customer accounts where FOMO and its network of holdings may choose to direct projects to OEM for energy saving implementations.
●	Two (2) year option to purchase 19.9% of OEM for $2 million.
●	Three (3) year option to purchase OEM for $10 million.

For consideration of these advantages, FOMO has provided OEM with a five (5) year warrant to acquire 100 million common shares of FOMO CORP. at an exercise price of $0.01.

Dilip Limaye, OEM CEO, remarked: “We are pleased to engage with FOMO given its growing ‘eco-system’ of companies in the clean technology sector that offer complementary technologies, such as energy efficient lighting and clean indoor air that reduce HVAC maintenance costs and increase performance. Given that FOMO’s holdings have significant client lists, our OEM team looks forward to capitalizing on the synergies that will create next-generation smart and efficient buildings.”

Said Vik Grover, FOMO CORP. CEO: “Two of the key spokes in the wheel of sustainability are proven results and intellectual property. OEM brings both with a decade of results and a seminal patent. The IP is a springboard for machine leaning and artificial intelligence. HVAC systems are at the heart of building operations, and FOMO is now positioned to generate recurring revenue from building optimization.”

About FOMO CORP.

FOMO CORP. is a publicly traded company focused on business incubation and acceleration. The Company invests in and advises emerging companies aligned with a growth mandate. FOMO is developing direct investment and affiliations - majority- and minority-owned as well as in joint venture formats - that afford targets access to the public markets for expansion capital as well as spin-out options to become their own stand-alone public companies.

Forward Looking Statements:

Statements in this press release about our future expectations, including without limitation, the likelihood that FOMO CORP. will be able to meet minimum sales expectations, be successful and profitable in the market, bring significant value to FOMO CORP.’s stockholders, and leverage capital markets to execute its growth strategy, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and our actual results could differ materially from expected results. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law. FOMO’s business strategy described in this press release is subject to innumerable risks, most significantly, whether the Company is successful in securing adequate financing. No information in this press release should be construed in any form shape or manner as an indication of the Company’s future revenues, financial condition, or stock price.

Contact:

Wayman Baker, PhD

EVP Corporate Development and Investor Relations

FOMO CORP.

(630) 286-9560

IR@fomoworldwide.com

Item 9.01. Exhibits

(a) Exhibits. The following exhibit is filed by reference with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	FOMO CORP. OEM LOI Press Release – February 19, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO CORP.

Date: February 22, 2021	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer